Fair value measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair value measurements
Note 10. Fair value measurements
The fair value of cash, accounts receivable, accounts payable, accrued expenses, deferred revenue and other current liabilities approximate their carrying value because of the short-term nature of these instruments.
The carrying values and fair values of other financial instruments are as follows as of December 31, 2021
,
and 2020 (in millions):

	2021		2020
	Carrying value	Fair value	Carrying value	Fair value
2017 First Lien Term Facility	$778.3	$780.0	$786.6	$730.6
2019 First Lien Term Facility	97.5	98.0	98.5	93.0
2017 Second Lien Term Facility	—	—	310.0	241.8
Revolving Facility	2.7	2.7	142.6	142.6
2021 Revolving Facility	37.3	37.3	—	—

The fair value of our First Lien Term Facility (as defined in Note 12) as of December 31, 2021, and 2020 was based on the quoted market price for this instrument in an inactive market, which represents a Level 2 fair value measurement. During the year ended December 31, 2021, the 2017 Second Lien Term Facility (as defined in Note 12) was paid in full. At December 31, 2020, the quoted market price for this instrument was also based on the quoted market price in an inactive market, representing a Level 2 fair value measurement. The carrying value of the Revolving Facility (as defined in Note 12) and the 2021 Revolving Facility (as defined in Note 12) approximates estimated fair value as of December 31, 2021, and 2020 due to the variability of interest rates. Debt issuance costs of
 $7.5 million and $17.1 million, respectively
,
as of December 31, 2021
,
and 2020 are not included in the carrying value of these instruments as shown above.